                                                                     Exhibit 12.
                                                                     -----------

               GREEN TREE FINANCIAL CORPORATION AND SUBSIDIARIES
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               COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
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
                                                                            Nine-months ended
                                                                              Sept. 30, 1997
                                                                         ---------------------
                                                                               (unaudited)

Earnings:
  Earnings before income taxes                                                    $514,061,000

Fixed charges:
  Interest                                                                         111,360,000
  One-third rent                                                                     3,289,000
                                                                         ---------------------
                                                                                   114,649,000
                                                                         ---------------------
                                                                                  $628,710,000
                                                                         =====================

Fixed charges:
  Interest                                                                        $111,360,000
  One-third rent                                                                     3,289,000
                                                                         ---------------------
                                                                                  $114,649,000
                                                                         =====================

Ratio of earnings to fixed charges (1)                                                    5.48
                                                                                         =====

(1) For purposes of computing the ratio, earnings consist of earnings before income taxes plus fixed charges.